EMPLOYMENT AGREEMENT, dated as of the 6th day of February, 2003, by and between CORNICHE GROUP INCORPORATED, a Delaware corporation (the "Company"), and MARK WEINREB (the "Employee").

                                    RECITALS
                                    --------

          WHEREAS, the Company and the Employee desire to enter into an employment agreement which will set forth the terms and conditions upon which the Employee shall be employed by the Company and upon which the Company shall compensate the Employee.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, the parties hereto have agreed, and do hereby agree, as follows:

          1.   EMPLOYMENT; TERM; SEVERANCE

               1.1 The Company will employ the Employee in its business, and the Employee will work for the Company therein, as its Chief Executive Officer and President for a term commencing as of the date hereof and terminating on the third anniversary of the date hereof (the "Initial Term"). The term shall be extended for additional one (1) year periods (the "Extended Period") unless either party gives ninety (90) days prior written notice to the other of its desire to terminate this Agreement as of the end of the initial term or any successive term. The term of this Agreement, as may be extended, is hereinafter referred to as the "Term." Each twelve (12) month period of the Term is referred to herein as a "Contract Year." Except as provided for herein, the provisions of this Agreement shall apply during the Extended Period.

               1.2 The Employee's employment may be terminated by the Company at any time for "cause". As used in this Agreement, "cause" shall mean the following: (i) the Employee's commission of any act in the performance of his duties constituting common law fraud; (ii) the Employee's conviction of, or plea of guilty or nolo contendre to, any felony; or (iii) any embezzlement or misappropriation by the Employee of the Company's assets, properties or rights.

               1.3 The Company may also terminate the Employee's employment without cause at any time. In the event of termination without cause (other than pursuant to Paragraph 6.1 hereof), as liquidated damages and as the sole and exclusive remedy of the Employee, the Employee shall be entitled to (a) (i) a lump sum payment equal to the greater of (A) his then Base Salary and Automobile Allowance (each as hereinafter defined) for the remainder of the Term or (B) his then Base Salary and Automobile Allowance for a period of nine (9) months and
(ii) a lump sum payment equal to the Employee's Bonus (as hereinafter defined) for the remainder of the Term, and (b) be reimbursed for the remainder of the Term pursuant to Paragraphs 9.2 and 9.3 hereof.

          2.   DUTIES

               2.1 During the Term, the Employee shall serve as the Company's Chief Executive Officer. In such capacity, he shall perform duties of an executive character consisting of administrative and managerial responsibilities on behalf of the Company, and he shall have such further duties of an executive character as shall, from time to time, be delegated or assigned to him by the Board of Directors of the Company (the "Board") consistent with the Employee's position. The Company acknowledges and agrees that, in his capacity as Chief
Executive Officer of the Company, the Employee shall have the power and authority to cause the Company to establish and/or move its principal executive offices and/or its operations to the New York metropolitan area.

          3.   DEVOTION OF TIME

               3.1 During the Term, the Employee shall (i) devote his full-time efforts in discharging his duties hereunder; (ii) devote his best efforts, energy and skill to the services of the Company and the promotion of its interests; and (iii) not take part in activities detrimental to the best interests of the Company.

          4.   COMPENSATION; STOCK OPTIONS

               4.1 For all services to be rendered by the Employee during the Term, the Employee shall be entitled to the compensation set forth in Paragraphs 4.2, 4.3 and 4.4 hereof.

               4.2 The Employee shall be entitled to receive from the Company minimum compensation at the following rates per annum ("Base Salary"):

                           Year                Base Salary
                           ----                -----------

                             1                  $180,000
                             2                   198,000
                             3                   217,800

In the event the Term of this Agreement is extended beyond the Initial Term, the Base Salary payable hereunder shall be increased by ten percent (10%) per annum. The Employee shall be entitled to such additional compensation as may be determined from time to time by the Board of Directors of the Company in its sole discretion. All amounts due hereunder shall be payable in accordance with the Company's standard payroll practices.

               4.3 The Employee shall be entitled to an annual bonus amount ("Bonus") in the amount of $20,000. The Bonus for the initial Contract Year shall be payable in the event, and concurrently on the date, that the Company shall have received debt and/or equity financing in the aggregate amount of at least $1,000,000 since the date hereof. The Bonus for each subsequent Contract Year shall be payable on August 1 and shall not be subject to any condition. In the sole discretion of the Board, any Bonus payment may be made sooner than the times provided for above.

               4.4 (a) Concurrently with the execution hereof, pursuant to the Company's 2003 Equity Participation Plan (the "Equity Participation Plan") and a Stock Option Agreement of even date (the "Initial Option Agreement"), the Company is granting to the Employee the right and option to purchase up to 2,500,000 Common Shares of the Company at an exercise price of $.03 per share and otherwise upon the terms set forth in the Stock Option Agreement (the "Initial Option").

                     (b) In addition, in the event that the closing price of the Company's Common Shares equals or exceeds $.50 per share for any five (5) consecutive trading days during the Term, the Company shall grant to the Employee, on the day immediately following the end of the five (5) day period, pursuant to the Equity Participation Plan and a Stock Option Agreement, an option for the purchase of an additional 2,500,000 Common Shares substantially upon the terms of the Initial Option and in the form of the Initial Option Agreement, except that the exercise price shall be $.50 per share and the option shall be treated as an "incentive stock option" for tax purposes only to the maximum extent permitted by law (the "Additional Option").

                     (c) The Employee agrees that he will not resell publicly any Common Shares obtained upon exercise of the Initial Option and/or Additional Option prior to the first anniversary of the date of this Agreement.

          5.   REIMBURSEMENT OF EXPENSES; AUTOMOBILE ALLOWANCE

               5.1 The Company shall pay directly, or reimburse the Employee for, all reasonable expenses and disbursements incurred by the Employee for and on behalf of the Company in the performance of his duties during and prior to the Term, including, without limitation, all reasonable expenses incurred by the Employee for food, lodging and transportation, if he is required to perform any of his duties away from his primary place of residence. For such purposes, the Employee shall submit to the Company, not less than once in each calendar month, reports of such expenses and other disbursements in the form normally used by the Company.

               5.2 The Employee shall be entitled to receive an automobile allowance for the use of his automobile in the amount of one thousand dollars ($1,000) per month (the "Automobile Allowance").

               5.3 The Company shall also pay directly, or shall reimburse the Employee for, all wired and wireless telephone expenses, all other reasonable home office expenses incurred in the performance of his duties during the Term, including installation and monthly charges in connection with broad-band service, and all expenses incurred by the Employee for legal fees and disbursements in connection with this Agreement and the Initial Option Agreement.

               5.4 The Employee shall be given, and shall be entitled to use, a Company credit card and telephone card in connection with the performance of his duties.

          6.   DISABILITY

               6.1 If, during the Term, the Employee shall, in the opinion of a majority of the members of the Board, as confirmed by competent medical evidence, become physically or mentally incapacitated to perform his duties for the Company hereunder for a continuous period, then for the first three (3) months of such period he shall receive his full Base Salary and for the second three (3) months of such period, in lieu of full Base Salary, he shall receive one-half (1/2) of his Base Salary. In no event shall the Employee be entitled to receive any payments under this Paragraph 6.1 beyond the expiration or termination date of this Agreement. Effective with the date of his resumption of full employment, the Employee shall be re-entitled to receive his full Base Salary. If such illness or other incapacity shall endure for a continuous period of at least six (6) months, the Company shall have the right, by written notice, to terminate the Employee's employment hereunder as of a date (not less than five (5) days after the date of the sending of such notice of termination of employment) to be specified in such notice. The Employee agrees to submit himself for appropriate medical examination to a physician of the Company's designation as necessary for purposes of this Paragraph 6.1. The provisions hereof are not intended to limit the Employee's right to receive other amounts payable to him pursuant to the provisions of this Agreement.

               6.2 The obligations of the Company under this Paragraph 6 may be satisfied, in whole or in part, by payments to the Employee under disability insurance provided by the Company.

          7.   RESTRICTIVE COVENANT; CONFIDENTIAL INFORMATION

               7.1 The Employee agrees that, if the term of his employment hereunder shall expire or his employment shall at any time terminate voluntary by the Employee (other than for Good Reason (as hereinafter defined)) or by the Company for cause, the Employee will not at any time within one (1) year after such expiration or termination, without the prior written approval of the Company, anywhere in the United States of America, whether individually or as a principal, officer, employee, partner, member, director or agent of, or consultant for, any person or other entity ("Person"), engage or participate in a business which, as of such expiration or termination date, is competitive with that of the Company, and shall not make any investments in any such similar or competitive entity, except that the Employee may acquire up to one percent (1%) of the outstanding voting stock of any entity whose securities are listed on a stock exchange or Nasdaq. As used herein, "Good Reason" shall mean the failure of the Company to obtain Stockholder Approval (as hereinafter defined) and/or file the Registration Statement (as hereinafter defined) by June 30, 2003 or a breach by the Company of any of its obligations set forth in this Agreement.

               7.2 (a) The Employee represents that he has been informed that it is the policy of the Company to maintain as secret all Confidential Information (as hereinafter defined) and further acknowledges that such Confidential Information is of great value to the Company. The Employee recognizes that, by reason of his employment with the Company, he will acquire Confidential Information. The Employee confirms that it is necessary to protect the Company's goodwill, and, accordingly, hereby agrees that he will not (except where reasonably necessary in the performance of his duties, or where authorized by the Board or as required by law, rule or regulation or applicable regulatory or administrative process or by a court of competent jurisdiction), at any time during the Term or thereafter, divulge to any Person, or use, any such Confidential Information.

                     (b) The Employee agrees that, upon the expiration or termination of this Agreement for any reason whatsoever, he shall deliver to the Company any material relating to any Confidential Information received by the Employee during the Term arising out of, in connection with, or related to any activity or business of the Company.

                     (c) For purposes hereof, the term "Confidential Information" shall mean all proprietary and confidential information obtained by or given to the Employee during the course of his employment. Confidential Information shall not include information which (i) was in the public domain at the time furnished to, or acquired by, the Employee, or (ii) thereafter enters the public domain other than through disclosure, directly or indirectly, by the Employee or others in violation of an agreement of confidentiality or nondisclosure.

          8.   VACATIONS

               8.1 The Employee shall be entitled to five (5) weeks vacation during each Contract Year of the Term, the time and duration of any particular vacation period to be determined by mutual agreement between the Employee and the Company. The Employee shall be paid for up to two (2) weeks unused vacation time in any Contract Year. Any other vacation time not used by the end of a Contract Year will be forfeited without compensation.

          9.   PARTICIPATION IN EMPLOYEE BENEFIT PLANS; OTHER INSURANCE

               9.1 The Employee and any beneficiary of the Employee shall be accorded the right to participate in and receive benefits under and in accordance with the provisions of any pension, profit sharing, medical, dental, life insurance and disability insurance benefits and plans of the Company either in existence as of the date hereof or hereafter adopted for the benefit of its executive employees.

               9.2 Until such time as a medical and dental insurance plan of the Company is established, the Company shall reimburse the Employee for all medical and dental insurance premiums paid by him for himself and his family covering the year 2003 and through the Term.

               9.3 The Company shall reimburse the Employee for all premiums paid by him for disability insurance. Such reimbursement obligation shall relate to premiums covering the year 2003 and through the Term.

               9.4 In the event of termination without cause, the Employee shall be entitled to be reimbursed for comparable medical and dental insurance premiums incurred until the earlier of (a) the end of the Term or (b) the date on which comparable medical and dental coverage is obtained from another employer.

          10.   OFFICER AND DIRECTOR LIABILITY INSURANCE

                10.1 The Company shall obtain and maintain throughout the Term officer and director liability insurance from an insurer reasonably acceptable to the Employee in the amount of at least two million dollars ($2,000,000) or such lesser amount as shall be agreed to by the Employee. In the event a "claims made" policy is obtained, the Company shall continue to cover the Employee thereunder as a named issued following termination of employment and until the expiration of all applicable statutes of limitation.

          11.  EARLIER TERMINATION

               11.1 The Employee's employment hereunder shall automatically terminate upon his death and may terminate at the option of the Company upon:

                     (a) the Employee's incapacity in accordance with the provisions set forth in Paragraph 6.l hereof; or

                     (b) written notice to the Employee in the event the Company terminates his employment hereunder for cause or without cause as set forth in Paragraph 1.2 or 1.3 hereof, respectively.

               11.2 The Employee may terminate this Agreement at any time upon written notice to the Company for Good Reason.

          12.  REPRESENTATIONS AND WARRANTIES

               12.1 The Company has the power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of the Company and is enforceable in accordance with its terms. The Option Plan and the grant of the Initial Option and the Additional Option have been duly authorized by the Board and no other proceedings on the part of the Company are necessary in connection therewith.

               12.2 Neither the execution and delivery of this Agreement by the Company nor compliance by the Company with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

                     (a)   violate  or   conflict  with  any  provision  of  the
Certificate  of  Incorporation  or By-laws of the Company;

                     (b) violate or, alone or with notice or the passage of time, result in the breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any contract, agreement, understanding or commitment to which the Company is a party or by which it may be bound;

                     (c) violate any order, judgment, injunction, award or decree against, or binding upon, the Company; or

                     (d) violate any law or regulation of any jurisdiction relating to the Company.

               12.3 Attached hereto as Exhibit 12.3 is a true and complete copy of the Option Plan.

          13.  COVENANTS

               13.1 The Company agrees that, promptly following the execution of this Agreement, it shall prepare the necessary materials for, and shall call, a meeting of stockholders pursuant to which the following matters shall be submitted for stockholder approval: (a) election of five (5) directors (including the Employee and, at the request of the Employee, a person designated by the Employee), (b) approval of the Equity Participation Plan pursuant to which 15,000,000 Common Shares are authorized to be issued thereunder, (c) approval of an amendment to the Company's Certificate of Incorporation pursuant to which the number of authorized Common Shares is increased to 250,000,000 and
(d) approval of a change in the name of the Company to "Phase III Medical, Inc." (collectively, "Stockholder Approval"). The Company shall recommend approval of each of the foregoing proposals. The failure of the Company to obtain Stockholder Approval shall not affect the Employee's rights under the Initial Option Agreement or his right to obtain the Additional Option.

               13.2 The Company agrees that, promptly following the execution of this Agreement, it shall file with the Securities and Exchange Commission a Registration Statement on Form S-8 (the "Registration Statement") pursuant to which the issuance of the shares covered by the Option Plan, as well as the resale of the Common Shares issuable upon exercise of the Initial Option, are registered. Promptly following any grant of the Additional Option, the Company shall file a post-effective amendment to the Registration Statement pursuant to which the Common Shares issuable upon the exercise thereof shall be registered for resale.

          14.  ARBITRATION

               14.1 All disputes between the parties hereto concerning the performance, breach, construction or interpretation of this Agreement or any portion thereof, or in any manner arising out of this Agreement or the performance thereof, shall be submitted to binding arbitration, in accordance with the rules of the American Arbitration Association, which arbitration proceeding shall take place at a mutually agreeable location in Nassau County, New York or such other location as agreed to by the parties. The parties acknowledge and agree that the foregoing arbitration provision is the exclusive means for resolving disputes hereunder and neither party shall claim that such proceeding is in an inconvenient forum.

               14.2 The award rendered by the arbitrators shall be final, binding and conclusive, and judgment may be entered upon it in accordance with applicable law in the appropriate court in the State of New York, with no right of appeal therefrom.

               14.3 The prevailing party shall be entitled to be reimbursed by the other party for its or his expenses of arbitration, including, without limitation, reasonable attorneys' fees and the expenses of the arbitrators and the arbitration proceeding; provided, however, that, in the event it is not evident whether a particular party prevailed in the proceeding, each party shall pay its or his own expenses of arbitration, and the expenses of the arbitrators and the arbitration proceeding shall be shared equally; provided further that, in such event, if, in the opinion of the arbitrator, or a majority of the arbitrators, as the case may be, any claim or defense was unreasonable, the arbitrator(s) may assess, as part of his/their award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and of the arbitrator(s) and the arbitration proceeding against the party raising such unreasonable claim or defense.

          15.  ASSIGNMENT

               15.1 This Agreement, as it relates to the employment of the Employee, is a personal contract and the rights and interests of the Employee hereunder may not be sold, transferred, assigned, pledged or hypothecated.

          16.  NOTICES

               16.1 Any notice required or permitted to be given pursuant to this Agreement shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or telecopier as follows:

               If to the Employee:

               c/o Certilman, Balin, Adler & Hyman, LLP
               90 Merrick Avenue
               East Meadow, New York  11554
               Attention: Fred Skolnik
               Telecopier Number:  (516) 296-7111

               If to the Company:

               c/o Lowenstein Sandler PC
               65 Livingston Avenue
               Roseland, New Jersey  07068-1791
               Attention: Alan Wovsaniker, Esq.
               Telecopier Number: (973) 597-2565
or at such other address as any party shall designate by notice to the other party given in accordance with this Paragraph 16.1.

          17.  GOVERNING LAW

               17.1 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding choice of law principles thereof.

          18.  WAIVER OF BREACH; PARTIAL INVALIDITY

               18.1 The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. If any provision, or part thereof, of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and not in any way affect or render invalid or unenforceable any other provisions of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision, or part thereof, had been reformed, and any court of competent jurisdiction or arbiters, as the case may be, are authorized to so reform such invalid or unenforceable provision, or part thereof, so that it would be valid, legal and enforceable to the fullest extent permitted by applicable law.

          19.  ENTIRE AGREEMENT

               19.1 This Agreement constitutes the entire agreement between the parties and there are no representations, warranties or commitments except as set forth herein. This Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, of the parties hereto relating to the subject matter hereof. This Agreement may be amended only by a writing executed by the parties hereto.

          20.  REPRESENTATION BY COUNSEL; INTERPRETATION

               20.1 Each party acknowledges that it or he has been represented by counsel, or has been afforded the opportunity to be represented by counsel, in connection with this Agreement. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year above written.


                                                   CORNICHE GROUP INCORPORATED

                                                By:_____________________________
                                                   James Fyfe, Chairman


                                                ________________________________
                                                   Mark Weinreb